UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2006

Prescient Applied Intelligence, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21729	73-1247666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1247 Ward Avenue, Suite 200

West Chester, Pennsylvania 19380

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 719-1600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 26, 2006, Prescient Applied Intelligence, Inc. (the “Company”) entered into a sixty-four month Office Lease Agreement with Trizec Partners Real Estate, L.P. (the “Office Lease Agreement”) for the lease of approximately 3,523 square feet of office space located at One Galleria Tower, Suite 1015, 13355 Noel Road, Dallas, Texas. The lease will commence no later than June 1, 2006. The Company intends to use this area primarily as office space. The average base rent that the Company will pay pursuant to the Office Lease Agreement is $0 per month for months 1 – 3; $6,752.42 per month for months 4 – 39; $0 per month for month 40 and $7,046.00 per month for months 41 – 64. Pursuant to the terms of the Office Lease Agreement, the Company is responsible for its pro-rata share of certain expenses including taxes, insurance, maintenance and utilities at the property. For accounting and tax purposes, the lease is to be treated as an operating lease.

The foregoing description of the Office Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the Office Lease Agreement, which is attached hereto as Exhibit 10.1.

In connection with the above Office Lease Agreement for 3,523 rentable square feet, on May 31, 2006, the lease agreement between the Company and Trizec Partners Real Estate, L.P. for the lease of approximately 11,658 square feet of office space located at Three Galleria Tower, 13355 Noel Road, Dallas, Texas, will be terminated pursuant to the terms of a Lease Termination Agreement entered into between the parties (the “Lease Termination Agreement”). The Company entered into the Lease Termination Agreement in order to reduce its expenses associated with its office in Dallas, Texas. The Company will have no financial or other continuing obligations associated with this property after May 31, 2006.

The foregoing description of the Lease Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the Lease Termination Agreement, which is attached hereto as Exhibit 10.2.

The Company does not have any material relationship with Trizec Partners Real Estate, L.P. other than in connection with the Office Lease Agreement and Lease Termination Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1. Office Lease Agreement between Trizec Partners Real Estate, L.P. and Prescient Applied Intelligence, Inc. for the premises located at One Galleria Tower, Dallas, Texas.

Exhibit 10.2. Lease Termination Agreement between Trizec Partners Real Estate, L.P. and Prescient Applied Intelligence, Inc. for the premises located at Three Galleria Tower, Dallas, Texas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prescient Applied Intelligence, Inc.

Date: May 31, 2006	By:	/s/ Thomas W. Aiken
Thomas W. Aiken
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Office Lease Agreement between Trizec Partners Real Estate, L.P. and Prescient Applied Intelligence, Inc. for the premises located at One Galleria Tower, Dallas, Texas.

10.2	Lease Termination Agreement between Trizec Partners Real Estate, L.P. and Prescient Applied Intelligence, Inc. for the premises located at Three Galleria Tower, Dallas, Texas.